UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2022

TREBIA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39331	98-1531250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Madison Avenue, Suite 2020

New York, NY 10010

(Address of principal executive offices) (Zip Code)

(646) 450-9187

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share, and one-third of one redeemable warrant	TREB.U	The New York Stock Exchange
Class A common ordinary shares, par value $0.0001 per share	TREB	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TREB WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 20, 2022, Trebia Acquisition Corp. (“Trebia”) held an extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”) to consider and vote on certain matters related to the previously announced, proposed business combination among Trebia, S1 Holdco, LLC, a Delaware limited liability company (“S1 Holdco”), System1 SS Protect Holdings, Inc., a Delaware corporation (“Protected”) and the other parties thereto.

Holders of 44,486,171 Trebia ordinary shares were either present in person at the offices of Weil, Gotshal & Manges LLP or via the virtual meeting website, or represented by proxy at the Extraordinary General Meeting, representing 68.63% of the total number of shares of Trebia ordinary shares issued and outstanding as of November 22, 2021, the record date for the Extraordinary General Meeting, and constituting a quorum for the transaction of business at the meeting.

The proposals considered and voted on by Trebia shareholders at the Extraordinary General Meeting, which are described in more detail in the definitive proxy statement filed by Trebia with the Securities and Exchange Commission on December 23, 2021 (the “Proxy Statement”), and the final voting results for each matter are set forth below.

Proposal No. 1 - The Business Combination Proposal.

A proposal to approve Trebia’s entry into that certain Business Combination Agreement, dated as of June 28, 2021 and amended on November 30, 2021 and January 10, 2022 (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Trebia, S1 Holdco, Orchid Merger Sub I, Inc., Orchid Merger Sub II, Inc., Protected and the other parties thereto. Pursuant to the Business Combination Agreement among other things, Trebia will be domesticated as a Delaware corporation and de-register as a Cayman Islands exempted company, upon which time, Trebia will enter into a series of business combination transactions (the “Business Combination”) which, following the consummation of the Business Combination, will result in each of (i) System1, LLC, a Delaware limited liability company and the current operating subsidiary of S1 Holdco, and (ii) Protected.net Group Limited, a private limited company organized under the laws of England and Wales and the current operating subsidiary of Protected, becoming subsidiaries of Trebia.

The final report of the votes with respect to this proposal, which was approved by Trebia shareholders, was as follows:

For	Against	Abstain	Broker Non-Votes
41,155,098	2,830,406	410,667	N/A

Proposal No. 2 - The NYSE Proposal.

A proposal to approve, for the purposes of complying with the applicable provisions of Section 312.03 of the NYSE’s Listed Company Manual, (i) the issuance of common stock of System1 (as defined below) in connection with the consummation of the transactions contemplated by the Business Combination Agreement and the other transaction agreements, (ii) all issuances of shares of common stock of System1 upon the conversion of shares of any other class of System1 common stock or the exchange of any units of S1 Holdco issued in connection with the Business Combination, and (iii) the issuance of restricted stock units of the post-closing company to Just Develop It Limited, a Protected equityholder, and Michael Blend, one of the founders of S1 Holdco.

The final report of the votes with respect to this proposal, which was approved by Trebia shareholders, was as follows:

For	Against	Abstain	Broker Non-Votes
40,808,647	3,176,867	410,657	N/A

Proposal No. 3 - The Domestication Proposal.

A proposal to approve that Trebia be domesticated as a Delaware corporation in accordance with Section 388 of the DGCL and de-register as a Cayman Islands exempted company in accordance with Section 206 of the Cayman Islands Companies Act (As Revised) (the “Domestication”), upon which Trebia will change its name to “System1, Inc.” (“System1”).

The final report of the votes with respect to this proposal, which was approved by Trebia shareholders, was as

For	Against	Abstain	Broker Non-Votes
41,154,908	2,830,406	410,857	N/A

Proposal No. 4 - The Charter Amendment Proposal.

A proposal to approve the amendment and restatement of the amended and restated memorandum and articles of association of Trebia (the “Trebia Organizational Documents”) by their deletion and replacement with the proposed certificate of incorporation of System1 (the “System1 Charter”) and the proposed bylaws of System1 (the “System1 Bylaws” and together with the System1 Charter, the “System1 Organizational Documents”), each effective upon the Domestication.

The final report of the votes with respect to this proposal, which was approved by Trebia shareholders, was as follows:

For	Against	Abstain	Broker Non-Votes
41,152,398	2,830,606	413,167	N/A

Proposal No. 5 - The Non-Binding Governance Proposal.

Trebia shareholders approved the following proposals, on a non-binding advisory basis, with respect to certain governance provisions in the System1 Organizational Documents, presented separately in accordance with SEC requirements.

Proposal No. 5A. A proposal to authorize a change to the authorized capital stock of Trebia from (A) 400,000,000 Class A ordinary shares of Trebia, par value $0.0001 per share, 40,000,000 Class B ordinary shares of Trebia, par value $0.0001 per share, and 1,000,000 preferred shares of Trebia, par value $0.0001 per share, to (B) 500,000,000 shares of System1 class A common stock, par value $0.0001 per share, 25,000,000 shares of System1 class C common stock, par value $0.0001 per share, 2,000,000 shares of System1 class D common stock, par value $0.0001 per share, and 100,000 shares of System1 preferred stock, par value $0.0001.

The final report of the votes with respect to this proposal, which was approved by Trebia shareholders, was as follows:

For	Against	Abstain	Broker Non-Votes
39,255,460	3,729,946	1,410,765	N/A

Proposal No. 5B. A proposal to permit changes to the ability of shareholders to vote and remove directors from the System1 board of directors.

The final report of the votes with respect to this proposal, which was approved by Trebia shareholders, was as follows:

For	Against	Abstain	Broker Non-Votes
39,207,941	3,775,052	1,413,178	N/A

Proposal No. 5C. A proposal to approve the adoption of a majority voting requirement to approve a merger or other form of business combination, if such merger or business combination is approved by the System1 board of directors.

The final report of the votes with respect to this proposal, which was approved by Trebia shareholders, was as follows:

For	Against	Abstain	Broker Non-Votes
39,256,706	3,728,608	1,410,857	N/A

Proposal No. 5D. A proposal to make the Delaware Court of Chancery serve as the exclusive forum (or, in the event that the Delaware Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) for any shareholder claims, including claims in the right of System1 that are based upon a violation of a duty by a current or former director, officer, employee or shareholder in such capacity, or as to which the DGCL confers jurisdiction upon the Delaware Court of Chancery.

The System1 Bylaws will further provide that, unless System1 consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States will be the exclusive forum for the resolutions of any complaint asserting a cause of action arising under the Securities Act of 1933.

The final report of the votes with respect to this proposal, which was approved by Trebia shareholders, was as follows:

For	Against	Abstain	Broker Non-Votes
36,412,597	6,572,897	1,410,677	N/A

Proposal No. 5E. A proposal to permit action by System1 shareholders only at a duly called annual or special meeting of such shareholders.

The final report of the votes with respect to this proposal, which was approved by Trebia shareholders, was as follows:

For	Against	Abstain	Broker Non-Votes
36,309,606	6,673,408	1,413,157	N/A

Proposal No. 5F. A proposal to approve and authorize (A) changing the corporate name from “Trebia Acquisition Corp.” to “System1, Inc.”, (B) making System1’s corporate existence perpetual, and (C) removing certain provisions related to System1’s status as a blank check company.

The final report of the votes with respect to this proposal, which was approved by Trebia shareholders, was as follows:

For	Against	Abstain	Broker Non-Votes
39,256,495	3,728,819	1,410,857	N/A

Proposal No. 6 – Incentive Plan Proposal.

A proposal to approve and adopt the System1 2022 Incentive Award Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder.

The final report of the votes with respect to this proposal, which was approved by Trebia shareholders, was as follows:

For	Against	Abstain	Broker Non-Votes
39,056,722	4,927,717	411,732	N/A

Proposal No. 7 - The Director Election Proposal.

A proposal to approve the election of eight director nominees listed below. As described in the Trebia Organizational Documents, prior to the consummation of Trebia’s initial Business Combination only the holders of Trebia Class B ordinary shares were entitled to vote on the Director Election Proposal.

The final report of the votes with respect to this proposal, which was approved by Trebia shareholders, was as follows:

Class I Nominees.

Dexter Fowler

For	Withhold	Broker Non-Votes
12,937,500	0	N/A

Caroline Horn

For	Withhold	Broker Non-Votes
12,937,500	0	N/A

Jennifer Prince

For	Withhold	Broker Non-Votes
12,937,500	0	N/A

Class II Nominees.

Moujan Kazerani

For	Withhold	Broker Non-Votes
12,937,500	0	N/A

Frank R. Martire, Jr.

For	Withhold	Broker Non-Votes
12,937,500	0	N/A

Christopher Phillips

For	Withhold	Broker Non-Votes
12,937,500	0	N/A

Class III Nominees.

Michael Blend

For	Withhold	Broker Non-Votes
12,937,500	0	N/A

William P. Foley, II

For	Withhold	Broker Non-Votes
12,937,500	0	N/A

Proposal No. 8 - The Adjournment Proposal.

Because there were sufficient votes to approve each of the above proposals, and it was not otherwise deemed necessary or appropriate to adjourn the Extraordinary General Meeting to a later date, Proposal No. 8 - the proposal to adjourn the Extraordinary General Meeting, if necessary or appropriate, in certain circumstances, was not called to a vote.

Item 7.01. Regulation FD Disclosure.

On January 20, 2022, Trebia issued a press release announcing the results of the Extraordinary General Meeting, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Trebia under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Trebia Acquisition Corp., dated January 20, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2022

Trebia Acquisition Corp.

By:	/s/ Tanmay Kumar
Name: Tanmay Kumar
Title: Chief Financial Officer